Borrowings	12 Months Ended
Dec. 31, 2017
Borrowings.
Borrowings

19.Borrowings

The principal balances of outstanding borrowings under lines of credit with banks and financial institutions were as follows (in thousands):

	As of December 31,
	2016	2017
BPI France	$143	$1,056
Other	6	139
Total	$149	$1,195

Current borrowings	$143	$1,188
Non-current borrowings	$6	$7

BPI France provides advances for research and development projects which are reimbursable should the project be successful. One successful project has been funded, Project Diamond, for a total of $0.9 million (paid in 2010 for $0.4 million and in 2013 for $0.5 million). This advance is being repaid quarterly from December 2013 to September 2017. The loan is interest free. At December 31, 2016, the fair value of the BPI France advance approximates its carrying value due to the short period of time remaining on the term of the advance.

In the fourth quarter of 2017, the Company assumed $1.1 million of debt as part of the Restlet SAS acquisition (See Note 14), related to refundable research and development subsidies from BPI France. The debt was assumed at its fair value and therefore at December 31, 2017, the fair value of the debt approximates its carrying value.